Exhibit 99.2
UniSource Energy Corporation
2nd Quarter 2011 Supplemental Earnings Information
As of August 4, 2011

TABLE OF CONTENTS
Safe Harbor and Non-GAAP Measures	1
Revision to Financial Statements	2
Variance Explanations — Q2 and YTD	3-4
UniSource Energy and TEP O&M	5
TEP Operating Statistics	6
TEP Margin Revenues	7
UNS Electric Operating Statistics	8
UNS Gas Operating Statistics	9
Basic & Diluted Shares Outstanding	10
SAFE HARBOR AND NON-GAAP MEASURES
This document contains forward-looking information that involves risks and uncertainties, that include, but are not limited to: state and federal regulatory and legislative decisions and actions; regional economic and market conditions which could affect customer growth and energy usage; weather variations affecting energy usage; the cost of debt and equity capital and access to capital markets; the performance of the stock market and changing interest rate environment, which affect the value of the company’s pension and other postretirement benefit plan assets and the related contribution requirements and expense; unexpected increases in O&M expense; resolution of pending litigation matters; changes in accounting standards; changes in critical accounting estimates; the ongoing restructuring of the electric industry; changes to long-term contracts; the cost of fuel and power supplies; performance of TEP’s generating plants; and other factors listed in UniSource Energy’s Form 10-K and 10-Q filings with the Securities and Exchange Commission. The preceding factors may cause future results to differ materially from historical results or from outcomes currently expected by UniSource Energy. The forecast assumptions and estimates below are not intended to be a full list of factors which could cause UniSource Energy’s future results to differ from current expectations. Please refer to UniSource Energy’s SEC filings for more information regarding risks and other uncertainties that could cause current expectations to differ from future results.
The Company’s press releases and other communications may include certain non-Generally Accepted Accounting Principles (GAAP) financial measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company’s financial statements.
Non-GAAP financial measures utilized by the Company include presentations of revenues, operating expenses, operating income and earnings (loss) per share. The Company uses these non-GAAP measures to evaluate the operations of the Company. Certain non-GAAP financial measures utilized by the Company exclude: the impact of non-recurring items: the effect of accounting changes or adjustments; expenses that are reimbursed by third parties; and other items. The Company’s management believes that these non-GAAP financial measures provide useful information to investors by removing the effect of variances in GAAP reported results of operations that are not indicative of fundamental changes in the earnings or cash flow capacity of the Company’s operations. Management also believes that the presentation of the non-GAAP financial measures is largely consistent with its past practice, as well as industry practice in general, and will enable investors and analysts to compare current non-GAAP measures with non-GAAP measures with respect to prior periods.

REVISION OF PRIOR PERIOD FINANCIAL STATEMENTS
During the first half of 2011, we identified errors related to amounts owed to/from TEP for electricity deliveries settled or to be settled in-kind during prior years and in prior years the calculation of income tax expense. The calculation of income tax expense did not treat Allowance for Equity Funds Used During Construction (AFUDC) as a permanent book to tax difference. We assessed the materiality of these errors on prior period financial statements and concluded they were not material to any prior annual or interim periods, but the cumulative impact could be material to the annual period ended December 31, 2011 and the interim period ended June 30, 2011, if corrected in 2011. As a result, in accordance with Staff Accounting Bulletin 108, we have revised our prior period financial statements as described below to correct these errors.
The income tax adjustment impacted fiscal years 2003 through 2010 for UniSource Energy and fiscal years 2009 and 2010 for TEP. The adjustment for electricity deliveries settled or to be settled in-kind impacted fiscal years 2004 through 2010. The revision increased net income for UniSource Energy and TEP by $1 million for both the 2010 and 2009 annual periods. UniSource Energy Accumulated Earnings increased by $5 million for the periods prior to January 1, 2009 as a result of the revision. For more information, please refer to UniSource Energy’s and TEP’s 2nd quarter SEC Form 10-Q, which is expected to be filed on or before August 9, 2011.

2

UNISOURCE ENERGY 2ND QUARTER EARNINGS VARIANCE EXPLANATION

2nd Quarter 2010 UniSource Energy Net Income	$25.9

	2nd Quarter		Change
	2011	2010	Pre-Tax	After Tax
TEP	-millions of dollars-
Retail Margin Revenues	$139.0	$136.5	$2.5	$1.5
L-T Wholesale Margin Revenues	4.2	6.9	(2.7)	(1.7)
Transmission Revenues	4.4	3.7	0.7	0.4

TEP Utility Gross Margin (Non-GAAP)	147.6	147.1	$0.5	0.3
Base O&M	56.1	55.6	0.5	0.3
Depreciation	25.9	24.9	1.0	0.6
Amortization	8.2	8.0	0.2	0.1
Operating synergies related to Springerville Units 3&4	6.4	6.0	0.4	0.2
Other Income	(0.2)	0.4	(0.6)	(0.4)
Total Interest Expense	22.0	21.6	0.4	0.2
Other Line Item Changes	(1.4)	(0.8)	(0.6)	(0.4)
Income Tax Expense (Benefit)	15.1	14.7	NM	0.4

TEP Net Income (GAAP)	$25.1	$27.9	NM	($2.8)

Change in TEP Net Income	(2.8)

Other Business Segments — After Tax Amounts
UNS Electric Net Income	2.9	2.1	NM	0.8
UNS Gas Net Income	0.4	0.6	NM	(0.2)
Other Non-Reportable Segments and Consolidating Adj. (1)	0.2	(4.7)	NM	4.9

Total Other Income and Consolidating Adjustments	3.5	(2.0)	NM	5.5

Change in UNS Electric, UNS Gas and Other	5.5
2nd Quarter 2011 UniSource Energy Net Income	$28.6

(1)	Includes an after-tax loss of $3.3 million in the 2nd quarter of 2010 related to the impairment of a Millennium investment.
Note: Some columns and rows may not foot due to rounding.
3 — Q2 Variance Explanation

UNISOURCE ENERGY YEAR-TO-DATE EARNINGS VARIANCE EXPLANATION

YTD June 30, 2010 UniSource Energy Net Income	$46.0

	YTD June 30,		Change
	2011	2010	Pre-Tax	After Tax
TEP	-millions of dollars-
Retail Margin Revenues	$247.8	$245.0	$2.8	$1.7
L-T Wholesale Margin Revenues	11.1	14.9	(3.8)	(2.4)
Transmission Revenues	8.3	11.2	(2.9)	(1.8)

TEP Utility Gross Margin (Non-GAAP)	267.2	271.1	$(3.9)	(2.4)
Loss related to the settlement of a dispute over transactions with the California Power Exchange (CPX)	0.0	(3.0)	3.0	1.9
Base O&M	118.1	109.8	8.3	5.1
Depreciation	51.6	48.9	2.7	1.7
Amortization	16.5	15.8	0.7	0.4
Operating synergies related to Springerville Units 3&4	12.2	12.5	(0.3)	(0.2)
Other Income	0.7	0.8	(0.1)	(0.1)
Total Interest Expense	43.4	43.6	(0.2)	(0.1)
Other Line Item Changes	(3.1)	(3.9)	0.8	0.5
Income Tax Expense (1)	17.6	21.0	NM	(3.4)

TEP Net Income (GAAP)	$29.8	$38.4	NM	$(8.6)

Change in TEP Net Income	(8.6)

Other Business Segments — After Tax Amounts
UNS Electric Net Income (2)	5.1	5.1	NM	0.0
UNS Gas Net Income	6.5	6.4	NM	0.1
Other Non-Reportable Segments and Consolidating Adj. (3)	0.6	(3.9)	NM	4.5

Total Other Income and Consolidating Adjustments	12.2	7.6	NM	4.6

Change in UNS Electric, UNS Gas and Other	4.6
YTD June 30, 2011 UniSource Energy Net Income	$42.0

(1)	TEP’s income tax expense for the first six months of 2011 includes a prior period adjustment that reduced income tax expense by $2.3 million.

(2)
UNS Electric’s results in the first six months of 2011 includes a prior period adjustment that reduced income tax expense by approximately $1 million. UNS Electric’s results in the first six months of 2010 includes a pre-tax gain of approximately $3 million related to the settlement of a dispute over transactions with the CPX.

(3)	Results in the first six months of 2010 includes an after-tax loss of $3.3 million related to the impairment of a Millennium investment.
Note: Some columns and rows may not foot due to rounding.
4 — YTD Variance Explanation

UNISOURCE ENERGY AND TEP O&M

	2nd Quarter		YTD June 30,
UniSource Energy	2011	2010	2011	2010
O&M Components	-millions of dollars-		-millions of dollars-
TEP Base O&M (Non-GAAP)	$56.1	$55.6	$118.1	$109.8
UNS Gas Base O&M	6.0	6.1	12.6	12.3
UNS Electric Base O&M	4.6	5.3	9.8	10.2
Consolidating Adjustments & Other	(2.1)	(2.7)	(4.9)	(4.8)

UniSource Energy Base O&M (Non-GAAP)	$64.6	$64.3	$135.6	$127.5
Reimbursed O&M Related to Springerville Units 3 and 4	16.1	13.8	32.3	26.5
O&M Related to Customer-funded Renewable Energy and DSM Programs	9.4	9.0	23.2	16.0

UniSource Energy O&M (GAAP)	$90.1	$87.1	$191.1	$170.0

	2nd Quarter		YTD June 30,
TEP	2011	2010	2011	2010
O&M Components	-millions of dollars-		-millions of dollars-
TEP Base O&M (Non-GAAP)	$56.1	$55.6	$118.1	$109.8
O&M Recorded in Other Expense	(1.8)	(1.6)	(3.7)	(3.3)
Reimbursed O&M Related to Springerville Units 3 and 4	16.1	13.8	32.3	26.5
O&M Related to Customer-funded Renewable Energy and DSM Programs	7.7	6.8	19.9	12.0

TEP O&M (GAAP)	$78.1	$74.6	$166.6	$145.0

5 — O&M

TEP — OPERATING STATISTICS

	Three Months Ended June 30,				Six Months Ended June 30,
	2011	2010	Incr (Decr)	% Change	2011	2010	Incr (Decr)	% Change
AVG. ELECTRIC CUSTOMERS
Residential	366,297	365,687	610	0.2%	366,302	365,657	645	0.2%
Commercial	36,021	35,861	160	0.4%	35,969	35,838	131	0.4%
Industrial	635	632	3	0.5%	635	632	(6)	-0.9%
Mining	3	3	—	0.0%	2	2	—	0.0%
Other	62	62	—	0.0%	62	62	—	0.0%

Total	403,018	402,245	773	0.2%	402,970	402,191	779	0.2%

RETAIL SALES — MWH
Residential	943,138	909,808	33,330	3.7%	1,692,117	1,664,546	27,571	1.7%
Commercial	517,712	508,991	8,721	1.7%	918,846	903,598	15,248	1.7%
Industrial	531,746	535,880	(4,134)	-0.8%	1,021,516	1,009,651	11,865	1.2%
Mining	271,914	271,114	800	0.3%	536,904	532,151	4,753	0.9%
Other	67,053	68,211	(1,158)	-1.7%	116,916	112,870	4,046	3.6%

Total	2,331,563	2,294,004	37,559	1.6%	4,286,299	4,222,816	63,483	1.5%

RETAIL USAGE — KWH/CUSTOMER
Residential	2,575	2,488	87	3.5%	4,619	4,552	67	1.5%
Commercial	14,373	14,193	179	1.3%	25,545	24,740	806	3.3%
Industrial	837,395	847,911	(10,516)	-1.2%	1,608,687	1,597,549	11,138	0.7%
Mining	90,638,000	90,371,333	266,667	0.3%	268,452,000	266,075,500	2,376,500	0.9%
Other	1,081,500	1,100,177	(18,677)	-1.7%	1,885,742	1,820,484	65,258	3.6%

Total	5,785	5,703	82	1.4%	10,637	10,500	137	1.3%

WEATHER — COOLING DEGREE DAYS
Actual	390	395	(5)	-1.3%	390	395	(5)	-1.3%
10-Year Average	444	455			445	456
% Change Actual vs. 10-Year Avg.	-12.2%	-13.2%			-12.4%	-13.4%

ENERGY MARKET INDICATORS
Avg. Wholesale Power Prices
Palo Verde Index — $/MWh
On Peak	$36.39	$35.65	$0.74	2.1%	$34.50	$40.42	$(5.92)	-14.6%
Off Peak	$14.88	$24.01	$(9.13)	-38.0%	$18.15	$29.39	$(11.24)	-38.2%

Avg. Natural Gas Prices
Permian Index — $/MMBtu	$4.11	$3.85	$0.26	6.8%	$4.02	$4.55	$(0.53)	-11.6%

*	Totals and percent changes calculated on un-rounded data; may not correspond to data shown in table
6 — TEP Operating State

TEP — RETAIL AND WHOLESALE MARGIN REVENUES

	Three Months Ended June 30,				Six Months Ended June 30,
	2011	2010	Incr (Decr)	% Change	2011	2010	Incr (Decr)	% Change
RETAIL REVENUES — $ MILLIONS
Margin Revenues:
Residential	$61.3	$59.3	2.0	3.4%	$108.3	106.6	1.7	1.6%
Commercial	42.5	41.7	0.8	1.9%	73.5	72.3	1.2	1.7%
Industrial	23.9	24.3	(0.4)	-1.6%	44.5	45.3	(0.8)	-1.8%
Mining	7.9	7.8	0.1	1.3%	15.6	15.1	0.5	3.3%
Other	3.4	3.4	—	0.0%	5.9	5.7	0.2	3.5%

Total	$139.0	$136.5	$2.5	1.8%	$247.8	$245.0	$2.8	1.1%
DSM / REST	9.1	10.0	(0.9)	-9.0%	24.1	17.9	6.2	34.6%
Fuel Revenues:
Recovered from Customers	83.6	71.1	12.5	17.6%	133.5	122.1	11.4	9.3%

Total Retail Revenues	$231.7	$217.6	$14.1	6.5%	$405.4	$385.0	$20.4	5.3%

RETAIL REVENUES — CENTS / KWH
Margin Revenues:
Residential	6.50	6.52	(0.02)	-0.3%	6.40	6.40	(0.00)	-0.1%
Commercial	8.21	8.19	0.02	0.2%	8.00	8.00	(0.00)	0.0%
Industrial	4.49	4.53	(0.04)	-0.9%	4.36	4.49	(0.13)	-2.9%
Mining	2.91	2.88	0.03	1.0%	2.91	2.84	0.07	2.4%
Other	5.07	4.98	0.09	1.7%	5.05	5.05	(0.00)	-0.1%

Total	5.96	5.95	0.01	0.2%	5.78	5.80	(0.02)	-0.4%
DSM / REST	0.39	0.44	(0.05)	-10.5%	0.56	0.42	0.14	32.6%
Fuel Revenues:
Recovered from Customers	3.59	3.10	0.49	15.7%	3.11	2.89	0.22	7.7%

Total Retail Revenues	9.94	9.49	0.45	4.8%	9.46	9.12	0.34	3.7%

LONG-TERM WHOLESALE MARGIN — $ MILLIONS
Long-term Wholesale Revenues	$10.4	$13.0	(2.6)	-20.0%	$23.9	$27.9	(4.0)	-14.3%
Fuel and Purchased Power Expense	6.2	6.1	0.1	1.6%	12.8	13.0	(0.2)	-1.3%

Net	$4.2	$6.9	(2.7)	-39.1%	$11.1	$14.9	(3.8)	-25.7%

7 — TEP Margin Revenues

UNS ELECTRIC — OPERATING STATISTICS

	Three Months Ended June 30,				Six Months Ended June 30,
	2011	2010	Incr (Decr)	% Change	2011	2010	Incr (Decr)	% Change
AVG. ELECTRIC CUSTOMERS
Residential	80,555	80,209	346	0.4%	80,551	80,116	435	0.5%
Commercial	10,384	10,352	32	0.3%	10,376	10,344	32	0.3%
Industrial	22	25	(3)	-12.0%	22	24	(2)	-8.3%
Mining	2	1	1	100.0%	2	1	1	100.0%
Other	249	266	(17)	-6.4%	249	266	(17)	-6.4%

Total	91,212	90,853	359	0.4%	91,200	90,751	449	0.5%

RETAIL SALES — MWH
Residential	173,265	175,921	(2,656)	-1.5%	353,431	351,266	2,165	0.6%
Commercial	158,792	157,277	1,515	1.0%	289,854	288,585	1,269	0.4%
Industrial	54,140	51,547	2,593	5.0%	105,891	103,381	2,510	2.4%
Mining	63,942	51,287	12,655	24.7%	122,672	98,139	24,533	25.0%
Other	373	474	(101)	-21.3%	848	1,040	(192)	-18.5%

Total	450,512	436,506	14,006	3.2%	872,696	842,411	30,285	3.6%

RETAIL USAGE — KWH/CUSTOMER
Residential	2,151	2,193	(42)	-1.9%	4,388	4,384	3	0.1%
Commercial	15,292	15,193	99	0.7%	27,935	27,899	36	0.1%
Industrial	2,460,909	2,061,880	399,029	19.4%	4,813,227	4,217,125	596,102	14.1%
Mining	31,971,000	51,287,000	(19,316,000)	-37.7%	61,336,000	98,139,000	(36,803,000)	-37.5%
Other	1,498	1,782	(284)	-15.9%	3,406	3,910	(504)	-12.9%

Total	4,939	4,805	135	2.8%	9,569	9,259	310	3.4%

RETAIL REVENUES — MILLIONS
Margin Revenues:
Residential	$5.4	$6.0	(0.6)	-10.0%	$11.0	$10.5	0.5	4.8%
Commercial	6.6	5.8	0.8	13.8%	12.2	10.8	1.4	13.2%
Industrial	1.8	1.7	0.1	5.9%	3.7	3.5	0.2	5.7%
Mining	1.4	1.1	0.3	27.3%	2.7	2.0	0.7	35.0%
Other	0.2	0.2	—	0.0%	0.3	0.3	—	0.0%

Total Margin Revenues	$15.4	$14.8	$0.6	4.1%	$29.9	$27.1	$2.8	10.4%
DSM / REST	1.5	2.0	(0.5)	-25.0%	2.9	3.6	(0.7)	-19.8%
Fuel Revenues:
Recovered from Customers	27.1	25.6	1.5	5.9%	54.7	49.0	5.7	11.6%

Total Retail Revenues	$44.0	$42.4	$1.6	3.8%	$87.5	$79.7	$7.8	9.7%

WEATHER — COOLING DEGREE DAYS
Actual	2,644	2,437	207	8.5%	2,746	2,477	269	10.9%
10-Year Average	2,854	2,918			2,965	3,029
% Change Actual vs. 10-Year Avg.	-7.4%	-16.5%			-7.4%	-18.2%

*	Totals and percent changes calculated on un-rounded data; may not correspond to data shown in table
8 — UNS Electric Op. Stats

UNS GAS — OPERATING STATISTICS

	Three Months Ended June 30,				Six Months Ended June 30,
	2011	2010	Incr (Decr)	% Change	2011	2010	Incr (Decr)	% Change
AVG. GAS CUSTOMERS
Residential	134,008	133,135	873	0.7%	134,217	133,425	792	0.6%
Commercial	11,226	11,260	(34)	-0.3%	11,266	11,332	(66)	-0.6%
Industrial	22	23	(1)	-4.3%	22	23	(1)	-4.3%
All Other	1,120	1,092	28	2.6%	1,113	1,090	23	2.1%

Total	146,376	145,510	866	0.6%	146,618	145,870	748	0.5%

RETAIL SALES — THOUSANDS OF THERMS
Residential	10,211	11,151	(940)	-8.4%	42,981	44,553	(1,572)	-3.5%
Commercial	5,386	5,576	(190)	-3.4%	16,845	17,021	(177)	-1.0%
Industrial	496	360	136	37.8%	1,236	1,052	184	17.5%
All Other	902	978	(76)	-7.8%	3,963	4,113	(150)	-3.6%

Total	16,996	18,065	(1,070)	-5.9%	65,025	66,739	(1,714)	-2.6%

RETAIL USAGE — THERMS/CUSTOMER
Residential	76	84	(8)	-9.0%	320	334	(14)	-4.1%
Commercial	480	495	(15)	-3.1%	1,495	1,502	(7)	-0.5%
Industrial	22,525	15,640	6,885	44.0%	56,186	45,742	10,443	22.8%
All Other	806	881	(76)	-8.6%	3,561	3,712	(151)	-4.1%

Total	116	124	(8)	-6.5%	444	457	(14)	-3.1%

RETAIL REVENUES — MILLIONS
Margin Revenues:
Residential	$7.3	$7.7	(0.4)	-4.9%	$21.7	$21.8	(0.0)	0.0%
Commercial	2.0	2.1	(0.1)	-3.6%	5.7	5.5	0.2	3.4%
All Other	0.3	0.3	0.0	11.3%	1.3	1.2	0.1	7.4%

Total Margin Revenues	$9.7	$10.1	$(0.4)	-4.2%	$28.8	$28.5	$0.3	0.9%
DSM Revenues	0.3	0.2	0.1	71.0%	0.6	0.4	$0.2	47.0%
Transport/NSP Revenues	4.3	3.2	1.1	33.2%	9.0	8.4	$0.6	7.5%
Fuel Revenues:
Recovered from Customers	11.4	11.9	(0.5)	-4.2%	44.8	44.8	(0.0)	-0.1%

Total Gas Revenues	$25.7	$25.4	$0.3	1.0%	$83.1	$82.1	$1.0	1.3%

WEATHER — HEATING DEGREE DAYS
Actual	2,728	3,040	(312)	-10.3%	12,840	13,396	(556)	-4.2%
10-Year Average	2,760	2,433			12,862	12,408
% Change Actual vs. 10-Year Avg.	-1.2%	24.9%			-0.2%	8.0%

*	Totals and percent changes calculated on un-rounded data; may not correspond to data shown in table
9 — UNS Gas Op. Stats

BASIC AND DILUTED SHARES OUTSTANDING

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
	-Thousands of Dollars-		-Thousands of Dollars-
Numerator:
Net Income	$28,574	$25,886	$41,990	$46,032
Income from Assumed Conversion of Convertible Senior Notes	1,097	1,097	2,195	2,195

Adjusted Numerator	$29,671	$26,983	$44,185	$48,227

Denominator:	-Thousands of Shares-		-Thousands of Shares-
Weighted-average Shares of Common Stock Outstanding:
Common Shares Issued	36,757	36,106	36,676	36,006
Fully Vested Deferred Stock Units	127	121	122	114
Participating Securities	66	95	71	95

Total Weighted-average Shares of Common Stock Outstanding — Basic	36,950	36,322	36,869	36,215
Effect of Dilutive Securities:
Convertible Senior Notes	4,267	4,166	4,254	4,153
Options and Stock Issuable Under Employee Benefit Plans and the Directors’ Plans	338	412	354	446

Total Shares — Diluted	41,555	40,900	41,477	40,814

The following table shows the number of stock options to purchase shares of Common Stock excluded from the computation of diluted EPS because the stock option’s exercise price was greater than the average market price of the Common Stock:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
	-Thousands of Shares		-Thousands of Shares-

Stock Options Excluded from the Diluted EPS Computation	158	229	163	232
10 — Diluted Share Count